UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2020

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PROTEO, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-30728	90-0019065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2102 Business Center Drive, Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(949) 253-4155

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

(a) On February 28, 2020, Proteo, Inc., (the “Registrant”) entered into a Common Stock Purchase Agreement (the “Bartels SPA”) with Kai Bartels (“Bartels”). Pursuant to the Agreement, the Registrant agreed to issue and sell to Bartels 4,250,000 shares of the Registrant’s common stock (the “Bartels Purchase Shares”) at the price of $0.0247 per share (the “Bartels Purchase Price”), for an aggregate purchase price of USD $104,975. The Bartels Purchase Price was equal to the closing price of the Registrant’s common stock as quoted on the OTC Markets on February 25, 2020. The closing of the issuance and sale by the Registrant of the Bartels Purchase Shares to Bartels will occur within five (5) working days following the date of the Bartels SPA upon the Registrant’s receipt of the Bartels Purchase Price. The foregoing is a summary description of certain terms of the Bartels SPA, and, by its nature, is incomplete. Copy of the Bartels SPA is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Bartels SPA.

(b) On February 29, 2020, the Registrant entered into a Common Stock Purchase Agreement (the “Siebuhr SPA”) with Diethelm Siebuhr (“Siebuhr”). Pursuant to the Agreement, the Registrant agreed to issue and sell to Siebuhr 4,250,000 shares of the Registrant’s common stock (the “Siebuhr Purchase Shares”) at the price of $0.0247 per share (the “Siebuhr Purchase Price”), for an aggregate purchase price of USD $104,975. The Siebuhr Purchase Price was equal to the closing price of the Registrant’s common stock as quoted on the OTC Markets on February 25, 2020. The closing of the Siebuhr Purchase Shares will occur within five (5) working days following the date of the Siebuhr SPA upon the Registrant’s receipt of the Siebuhr Purchase Price. The foregoing is a summary description of certain terms of the Siebuhr SPA, and, by its nature, is incomplete. Copy of the Siebuhr SPA is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Siebuhr SPA.

Item 3.02	Unregistered Sales of Equity Securities.

On February 28, 2020, the Registrant entered into the Bartels SPA described in Item 1.01(a) above. Pursuant to the Bartels SPA, the Registrant will issue to Bartels 4,250,000 shares of the Registrant’s common stock in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of the exemptions available under Regulation S and the rules promulgated thereunder.

On February 29, 2020, the Registrant entered into the Siebuhr SPA described in Item 1.01(b) above. Pursuant to the Siebuhr SPA, the Registrant will issue to Siebuhr 4,250,000 shares of Registrant’s common stock in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of the exemptions available under Regulation S and the rules promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated February 28, 2020, between Proteo, Inc. and Kai Bartels

10.2	Common Stock Purchase Agreement, dated February 29, 2020, between Proteo, Inc. and Diethelm Siebuhr

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Proteo, Inc.

By	/s/ Oliver Wiedow
Name: Oliver Wiedow Title: Chief Executive Officer and Chief Financial Officer

Date:  March 3, 2020

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INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated February 28, 2020, between Proteo, Inc. and Kai Bartels

10.2	Common Stock Purchase Agreement, dated February 29, 2020, between Proteo, Inc. and Diethelm Siebuhr